UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21399

Aegis Funds
(Exact name of registrant as specified in charter)

6862 Elm Street, Suite 830, McLean, VA 22101
(Address of principal executive offices) (Zip code)

Scott L. Barbee

6862 Elm Street, Suite 830, McLean, VA 22101
(Name and address of agent for service)

(703) 528-7788

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2025

Date of reporting period: June 30, 2025

Explanatory Note: The Registrant is filing this amendment to its Form N-CSRS for the reporting period ended June 30, 2025, originally filed with the Securities and Exchange Commission on September 5, 2025. The sole purpose of this amendment is to correct Item 7(a) to include a discussion summarizing the basis on which the Board renewed the Investment Advisory Agreement. Except as set forth above, this amendment does not amend, update or change any other items or disclosures found in the original Form N-CSRS filing.

Item 1. Reports to Stockholders.

(a)

Aegis Value Fund
Class I | AVALX
Semi-Annual Shareholder Report | June 30, 2025
This semi-annual shareholder report contains important information about the Aegis Value Fund (‘the Fund”) for the period of  January 1, 2025, to June 30, 2025. You can find additional information about the Fund at www.aegisfunds.com/documents. You can also request this information by contacting us at 1-800-528-3780.
WHAT WERE THE FUND COSTS FOR THE LAST SIX MONTHS? (based on a hypothetical $10,000 investment)*

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$78	1.38%
*	Expense ratio is annualized.
KEY FUND STATISTICS (as of June 30, 2025)

Net Assets	$552,323,343	Net Advisory Fee	$2,525,114
Number of Holdings	70	Portfolio Turnover	6%
Visit www.aegisfunds.com/documents for more recent performance information.
WHAT DID THE FUND INVEST IN? (as of June 30, 2025)*
Sector Breakdown (% of net assets)

Top 10 Issuers	(%)
United States Treasury Bill	9.3%
Hallador Energy Company	5.5%
International Petroleum Corp.	5.4%
Amerigo Resources Ltd.	5.2%
MEG Energy Corp.	5.2%
Equinox Gold Corp.	4.9%
Bank of Cyprus Holdings PLC	4.2%
Kenmare Resources PLC	3.9%
Capital Ltd.	3.5%
Natural Gas Services Group, Inc.	3.1%

Top Ten Countries	(%)
Canada	51.5%
United States	25.3%
Ireland	8.2%
Australia	5.4%
Mauritius	5.1%
Ghana	1.9%
Nigeria	1.8%
United Kingdom	0.2%
Cash & Other	0.6%
*	Percentages are stated as a percent of net assets.
For additional information about the Fund, including its prospectus, financial information, holdings and proxy information, scan the QR code or visit www.aegisfunds.com/documents.
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Aegis Financial Corporation documents not be householded, please contact Aegis Financial Corporation at 1-800-528-3780, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Aegis Financial Corporation or your financial intermediary.
Aegis Value Fund	PAGE 1	TSR-SAR-00761L102

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included within the financial statements filed under Item 7 of this Form.

(b)	Not Applicable

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

(a)

Aegis Value Fund
Core Financial Statements
June 30, 2025

Aegis Value Fund
Schedule of Investments
June 30, 2025 (Unaudited)
	Shares	Value
COMMON STOCKS - 90.0%
Consumer Discretionary - 1.3%
Household Durables - 1.2%
Bassett Furniture Industries, Inc.(a)	456,855	$6,944,196
Specialty Retail - 0.1%
Reitmans CAD LDT A(b)	241,361	338,535
Total Consumer Discretionary		7,282,731
Energy - 33.9%(c)
Energy Equipment & Services - 10.9%
ACT Energy Technologies Ltd.(b)	391,662	1,311,532
AKITA Drilling Ltd. - Class A(b)	6,652,685	11,871,507
Enerflex Ltd.	511,060	4,032,263
Koil Energy Solutions, Inc.(a)(b)	766,584	1,257,198
Natural Gas Services Group, Inc.(a)(b)	660,289	17,042,059
Precision Drilling Corp.(b)	205,938	9,752,849
STEP Energy Services Ltd.(b)	854,347	2,672,677
Tidewater, Inc.(b)	266,406	12,289,309
Wolverine Energy & Infrastructure, Inc.(b)(e)	475,591	0
		60,229,394
Oil, Gas & Consumable Fuels - 23.0%
ARC Resources Ltd.	477,703	10,071,491
Ardmore Shipping Corp.	67,645	649,392
Athabasca Oil Corp.(b)	3,653,213	15,130,620
International Petroleum Corp.(b)	1,839,691	30,099,736
MEG Energy Corp.	1,521,778	28,753,698
Parex Resources, Inc.	687,231	7,019,925
PBF Energy, Inc. - Class A	602,476	13,055,655
Peabody Energy Corp.	224,171	3,008,375
SEPLAT Energy PLC	3,133,891	10,068,827
Vermilion Energy, Inc.	1,275,494	9,310,380
		127,168,099
Total Energy		187,397,493
Financials - 4.8%
Banks - 4.2%
Bank of Cyprus Holdings PLC	3,143,618	23,276,508
Capital Markets - 0.6%
Hennessy Advisors, Inc.	140,536	1,770,754
Westwood Holdings Group, Inc.	97,606	1,522,653
		3,293,407
Total Financials		26,569,915
Materials - 44.5%(c)
Diversified Metals & Mining - 11.8%
AIC Mines Ltd.(b)	20,384,073	3,975,405
Alphamin Resources Corp.	14,483,813	9,147,111
Amerigo Resources Ltd.(a)	18,172,738	28,958,944

	Shares	Value
C3 Metals, Inc.(b)(d)	1,648,351	$847,326
Gunnison Copper Corp.(b)	2,483,258	537,956
Kenmare Resources PLC(a)	4,764,612	21,408,295
Solitario Resources Corp.(b)	620,433	403,281
		65,278,318
Gold, Silver, & Precious Metals & Minerals - 23.6%
Cabral Gold, Inc.(b)(d)	12,911,156	3,460,673
Catalyst Metals Ltd.(b)	4,033,416	13,960,658
Dundee Precious Metals, Inc.	606,525	9,745,377
Eldorado Gold Corp.(b)	374,946	7,632,460
Equinox Gold Corp.(b)(d)	4,647,890	26,827,549
Erdene Resource Development Corp.(b)(d)	12,000,338	7,754,946
Galiano Gold, Inc.(b)	6,179,300	7,850,332
GoldQuest Mining Corp.(b)	2,849,300	1,715,752
i-80 Gold Corp.(b)	1,064,476	656,626
Loncor Gold, Inc.(b)(d)	4,642,858	1,807,024
Metals Exploration PLC(b)	8,249,895	1,244,505
Minera Alamos, Inc.(a)(b)(d)	37,611,661	9,667,032
Mundoro Capital, Inc.(b)(d)	2,714,573	428,591
Newcore Gold Ltd.(a)(b)(d)	16,000,002	7,167,249
Orezone Gold Corp.(b)	15,508,652	12,983,193
Perseus Mining Ltd.	5,226,073	11,869,405
Revival Gold, Inc.(b)(d)	8,183,049	2,974,562
Robex Resources, Inc.	383,500	929,356
Toubani Resources Ltd.(b)	1,300,000	254,763
TriStar Gold, Inc.(b)	351,164	48,997
Troilus Gold Corp.(b)	2,773,220	1,445,923
		130,424,973
Mining Services - 5.3%
Capital Ltd.(a)	16,415,526	19,197,864
Geodrill Ltd.(a)(b)	3,956,698	10,227,705
		29,425,569
Paper & Forest Products - 1.6%
Canfor Pulp Products, Inc.(b)	174,467	92,246
Conifex Timber, Inc.(a)	2,346,913	577,357
Interfor Corp.	773,473	7,122,711
Mercer International, Inc.	264,447	925,565
		8,717,879
Steel - 2.2%
Algoma Steel Group, Inc.	1,727,084	11,934,540
Total Materials		245,781,279
Utilities - 5.5%
Independent Power and Renewable Electricity Producers - 5.5%
Hallador Energy Company(b)	1,908,758	30,215,639
TOTAL COMMON STOCKS (Cost $331,147,711)		497,247,057

The accompanying notes are an integral part of these financial statements.

1

Aegis Value Fund
Schedule of Investments
June 30, 2025 (Unaudited)(Continued)

	Contracts	Value
WARRANTS - 0.1%
Materials - 0.1%
Gold, Silver, & Precious Metals & Minerals - 0.1%
Revival Gold, Inc., Expires 11/30/2026, Exercise Price $0.45(b)(d)	1,428,572	$189,252
TOTAL WARRANTS (Cost $0)		189,252
	Par
SHORT-TERM INVESTMENTS - 9.3%
U.S. Treasury Bills - 9.3%
3.98%, 07/24/2025(f)	$6,000,000	5,984,087
4.04%, 08/28/2025(f)	6,000,000	5,960,258
4.18%, 09/04/2025(f)	7,000,000	6,946,316
4.18%, 09/11/2025(f)	6,000,000	5,949,120
4.16%, 09/18/2025(f)	6,000,000	5,944,526
4.15%, 09/25/2025(f)	6,000,000	5,939,866
4.17%, 10/02/2025(f)	6,000,000	5,934,598
4.12%, 10/09/2025(f)	6,000,000	5,930,606
4.14%, 10/16/2025(f)	3,000,000	2,962,697
TOTAL SHORT-TERM INVESTMENTS (Cost $51,556,762)		51,552,074
TOTAL INVESTMENTS - 99.4% (Cost $382,704,473)		$548,988,383
Other Assets in Excess of Liabilities - 0.6%		3,334,960
TOTAL NET ASSETS - 100.0%		$552,323,343

Percentages are stated as a percent of net assets.
For purposes of these financial statements, the securities in the portfolio have been organized utilizing their respective Global Industry Classification Standard (“GICS®”) code. The Fund does not rely exclusively on GICS® Industry classifications for purposes of its industry concentration policy. For example, within the Metals & Mining sector, the Fund uses the GICS® Sub-Industry classifications, or aggregate thereof as shown above, for purposes of determining compliance with its industry concentration policy. In addition, in cases where a holding has been judged by Aegis Financial Corporation (“Advisor”) to be misclassified by GICS®, or has not been classified by GICS®, the Fund uses a Fund-determined GICS® framework classification.
GICS® was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.
More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
PLC - Public Limited Company
(a)	Affiliated security as defined by the Investment Company Act of 1940.
(b)	Non-income producing security.
(c)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)
All or a portion of this position was purchased in a private placement transaction and may be a restricted security as defined in Rule 144A under the Securities Act of 1933. Resale may only be available to Qualified Institutional Buyers or through sales on certain offshore exchanges as allowed under Section 904 of Regulation S-X.

(e)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of June 30, 2025.

(f)	The rate shown is the annualized effective yield as of June 30, 2025.
Allocation of Portfolio Holdings by Country as of June 30, 2025
(% of Net Assets)

Canada	$284,059,799	51.5%
United States	139,648,146	25.3
Ireland	45,334,195	8.2
Australia	30,060,231	5.4
Mauritius	28,344,975	5.1
Ghana	10,227,705	1.9
Nigeria	10,068,827	1.8
United Kingdom	1,244,505	0.2
Other Assets in Excess of Liabilities	3,334,960	0.6
	$552,323,343	100.0%

The accompanying notes are an integral part of these financial statements.

2

Aegis Value Fund
Statement of Assets and Liabilities
June 30, 2025 (Unaudited)

Assets
Investments in unaffiliated securities, at value (cost $300,350,384)	$426,540,484
Investments in affiliated securities(1), at value (cost $82,354,089)	122,447,899
Total investments in securities, at value (cost $382,704,473)	548,988,383
Cash	1,757,777
Receivable for Fund shares sold	2,177,272
Interest and dividends receivable	514,923
Prepaid assets	59,588
Total assets	553,497,943
Liabilities
Payable for investment securities purchased	9,945
Payable for Fund shares redeemed	471,679
Payable to Investment Adviser	538,560
Accrued Trustee and chief compliance officer fees	31,371
Other payables	123,045
Total liabilities	1,174,600
Net Assets	$552,323,343
Net Assets Consist of:
Paid-in capital	368,816,443
Total distributable earnings	183,506,900
Net assets	$552,323,343
Net Assets	552,323,343
Authorized (Par value $0.001 per share)	100,000,000
Outstanding Shares	12,069,742
Net asset value per share	$45.76

(1)	Please refer to Note 6 for additional details.
The accompanying notes are an integral part of these financial statements.

3

Aegis Value Fund
Statement of Operations
For the Six Months Ended June 30, 2025 (Unaudited)

Investment Income
Dividends from unaffiliated companies(1)	$3,314,444
Dividends from affiliated companies(2)(3)	1,836,759
Interest income from unaffiliated companies	577,754
Total investment income	5,728,957
Expenses
Investment advisory fees(4)	2,525,114
Fund servicing fees	131,222
Transfer agent & custody fees	111,881
Legal fees	43,799
Chief Compliance Officer fees(4)	24,797
Registration fees	21,458
Printing and postage fees	17,968
Insurance fees	14,855
Audit fees	12,669
Director fees	5,613
Gross expenses	2,909,376
Expenses previously waived/recovered by advisor(4)	—
Net expenses	2,909,376
Net investment income	2,819,581
Realized and Unrealized Gain on Investments and Foreign Currency Transactions
Net realized gain (loss) from:
Investments in unaffiliated companies	12,509,837
Investments in affiliated companies(3)	14,168
Investments in foreign currency transactions	(24,201)
Net realized gain on investments and foreign currency transactions	12,499,804
Change in unrealized appreciation on:
Investments in unaffiliated companies	66,435,001
Investments in affiliated companies(3)	22,296,652
Investments in foreign currency translations	8,467
Net change in unrealized appreciation on investments	88,740,120
Net realized and unrealized gain on investments and foreign currency transactions	101,239,924
Net Increase in Net Assets Resulting from Operations	$ 104,059,505

(1)	Net of foreign taxes withholding of $190,871.
(2)	Net of foreign taxes withholding of $116,244.
(3)	Please refer to Note 6 for additional details.
(4)	Please refer to Note 3 for additional details.
The accompanying notes are an integral part of these financial statements.

4

Aegis Value Fund
Statements of Changes in Net Assets

	Period Ended June 30, 2025 (Unaudited)	Year Ended December 31, 2024
Operations:
Net investment income	$2,819,581	$3,288,196
Net realized gain on investments and foreign currency transactions	12,499,804	28,594,921
Net change in unrealized appreciation (depreciation) on investments	88,740,120	(5,161,063)
Net increase in net assets resulting from operations	104,059,505	26,722,054
Distributions
Net dividends and distributions from earnings to shareholders	—	(25,386,568)
Net decrease in assets resulting from distributions paid	—	(25,386,568)
Capital share transactions
Subscriptions	155,907,310	52,692,170
Distributions reinvested	—	20,419,985
Redemptions	(39,256,237)	(114,028,334)
Net increase (decrease) in net assets resulting from capital share transactions	116,651,073	(40,916,179)
Total increase (decrease) in net assets	220,710,578	(39,580,693)
Net Assets
Beginning of Year	331,612,765	371,193,458
End of Year	$ 552,323,343	$331,612,765
Share information
Subscriptions	3,806,628	1,419,915
Distributions reinvested	—	552,788
Redemptions	(983,729)	(3,225,219)
Net increase (decrease) in shares	2,822,899	(1,252,516)
Beginning shares	9,246,843	10,499,359
Ending shares	12,069,742	9,246,843

The accompanying notes are an integral part of these financial statements.

5

Aegis Value Fund
Financial Highlights
The table below sets forth financial data for a share outstanding throughout each year:

	For the Six Months Ended June 30, 2025 (Unaudited)	Years Ended December 31,
		2024	2023	2022	2021	2020
PER SHARE DATA
Net asset value, beginning of year	$35.86	$35.35	$31.97	$28.98	$21.05	$18.94
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)	0.27	0.36	0.25	0.07	0.07	(0.15)
Net realized and unrealized gain (loss) on investments	9.63	3.06	3.92	2.97	7.86	3.65
Total from investment operations	9.90	3.42	4.17	3.04	7.93	3.50
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(0.37)	(0.23)	(0.05)	—	(0.44)
Net realized capital gains	—	(2.54)	(0.56)	—	—	(0.95)
Total distributions	—	(2.91)	(0.79)	(0.05)	—	(1.39)
Net asset value, end of year	$45.76	$35.86	$35.35	$31.97	$28.98	$21.05
Total investment return	27.61%	9.43%	13.13%	10.50%	37.67%	18.72%
RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
Expenses after waiver/recovery	1.38%	1.45%	1.46%	1.50%	1.50%	1.50%
Expenses before waiver/recovery	1.38%	1.45%	1.43%	1.45%	1.48%	1.55%
Net investment income (loss)	1.34%	0.97%	0.75%	0.23%	0.25%	(0.86)%
Portfolio turnover	6%	9%	2%	20%	40%	41%
Net assets at end of year (000’s)	$552,323	$331,613	$371,193	$274,310	$179,564	$123,550

(1)	Per share net investment income (loss) was calculated prior to tax adjustments, using average shares method.
The accompanying notes are an integral part of these financial statements.

6

Aegis Value Fund
Notes to Financial Statements
June 30, 2025 (Unaudited)
1. THE ORGANIZATION
The Aegis Funds (comprised of the Aegis Value Fund) (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified open- end management investment company. Prior to December 13, 2019, the shares of the Aegis Funds were issued in multiple series, with each series, in effect, representing a separate fund. Effective at the close of business on December 13, 2019, Class A shares were converted into Class I shares and Class A shares were terminated. The Fund’s principal investment goal is to seek long-term capital appreciation by investing primarily in common stocks that are believed to be significantly undervalued relative to the market based on a company’s book value, revenues, or cash flow.
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.
Management has evaluated the impact of adopting ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures with respect to the financial statements and disclosures and determined there is no material impact for the Fund(s). The Fund operates as a single segment entity. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed by the Adviser, who serves as the chief operating decision maker, using the information presented in the financial statements and financial highlights.
Security valuation. Investments in securities are valued based on market quotations or on data furnished by an independent pricing service. Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market’s official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last close price, or the average of bid and ask price for NASDAQ National Market securities. Short- term (less than 60 days maturity) notes are stated at amortized cost, which is equivalent to value. Restricted securities, securities for which market quotations are not readily available, and securities with market quotations that Aegis Financial Corporation (the “Advisor”) does not believe are reflective of market value are valued at fair value as determined by the Advisor under the supervision of the Board of Trustees (the “Board”). In determining fair value, the Board procedures consider all relevant qualitative and quantitative factors available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.
In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:
Level 1 –
quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

7

Aegis Value Fund
Notes to Financial Statements
June 30, 2025 (Unaudited)(Continued)
Level 2 –
other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), quoted prices for identical or similar assets in markets that are not active, and inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Level 3 –	significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.
Common stocks, preferred stocks and warrants. Securities traded or dealt in one or more domestic securities exchanges, excluding the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), and not subject to restrictions against resale shall be valued on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities at the last quoted sales price or in the absence of a sale, at the mean of the last bid and asked prices. Securities traded or dealt in the NASDAQ and not subject to restrictions against resale shall be valued in accordance with the NASDAQ Official Closing Price. Securities traded on the NASDAQ Stock Market for which there were no transactions on a particular day are valued at the mean of the last bid and asked prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$7,282,731	$—	$—	$7,282,731
Energy	177,328,666	10,068,827	0	187,397,493
Financials	3,293,407	23,276,508	—	26,569,915
Materials	192,490,891	53,290,388	—	245,781,279
Utilities	30,215,639	—	—	30,215,639
Warrants
Materials	—	189,252	—	189,252
Short-Term Investments
U.S. Treasury Bills	—	51,552,074	—	51,552,074
Total	$410,611,334	$138,377,049	$0	$548,988,383

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board. If events occur that will affect the value of the Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Advisor, as the Fund’s valuation designee. In determining the fair value of an investment, the Advisor seeks, in conjunction with the valuation methodology used pursuant to the procedures approved by the Board, to take into account the relevant factors and surrounding circumstances, which may include as appropriate and among other factors: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) the price and extent of trading similar securities of comparable companies; (iv) the political and economic environment and government actions or pronouncements; (v) any special reports prepared by analysts; and (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by the third parties independent of the Advisor.

8

Aegis Value Fund
Notes to Financial Statements
June 30, 2025 (Unaudited)(Continued)
The following is a reconciliation of the Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended June 30, 2025:

Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	Investments in Securities
Beginning balance as of December 31, 2024	$ 0
Purchases	—
Sales	—
Realized gain included in earnings	—
Change in unrealized depreciation	—
Transfer into Level 3 during the period	—
Ending balance as of June 30, 2025	$0
Change in unrealized depreciation still held as of June 30, 2025	$—

Foreign risk and currency translation. The Fund may invest directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country. These movements will affect the Fund’s share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.
Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder/bondholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.
The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments.
Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate. These fluctuations are included with the net realized and unrealized gains or losses from investments.
Federal income and excise taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner that results in no tax cost to the Fund. Therefore, no federal income tax provision is required.
Distributions to shareholders. Distributions to the Fund’s shareholders, which are determined in accordance with income tax regulations, are recorded on the ex- dividend date. Distributions of net investment income, if any, are made at least annually for the Fund. Net realized gains from investment transactions, if any, will be distributed to shareholders annually.
The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and

9

Aegis Value Fund
Notes to Financial Statements
June 30, 2025 (Unaudited)(Continued)
gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.
Use of estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Security Transactions, Income and Expenses. The Fund records security transactions based on the trade date. Interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. The specific identification method is used to determine book and tax cost basis when calculating realized gains and losses. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.
Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Significant Concentrations. The Fund maintains a demand deposit in excess of Federal Deposit Insurance Company (“FDIC”) Insurance limits. As a result, the Fund is exposed to credit risk in the event of insolvency or other failure of the institution to meet its obligations. The Fund manages this risk by dealing with a major financial institution and monitoring its credit worthiness.
3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund entered into an investment management and advisory services agreement (the “Agreement”) with the Advisor that provides for a fee, computed daily and paid monthly at the annual rate of 1.20% of the Fund’s average daily net assets. The Agreement shall remain in force through December 31, 2025, and may be renewed for additional one-year periods thereafter if approved annually by a majority of the independent members of the Board. The Agreement may be terminated at any time, without penalty, by the Fund on sixty (60) days’ written notice or by the Advisor on ninety (90) days’ written notice. During the period ended June 30, 2025, the Fund incurred $2,525,114 in investment advisory fees. The Fund and the Advisor have also entered into an expense limitation agreement which shall remain in force through April 30, 2026, that provides for an advisory fee waiver and expense reimbursement from the Advisor if the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceeds 1.50% for the Class I, of the Fund’s average daily net assets. During the period ended June 30, 2025, the Advisor did not recover or waive fees.
Certain officers and Trustees of the Fund are also officers of the Advisor. The Fund pays each Trustee not an officer of the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting for the Fund and $500 for each attended audit committee meeting for the Fund. In addition, the Fund reimburses the Advisor for chief compliance officer services, a yearly amount of $50,000 paid on a quarterly basis.
4. INVESTMENT TRANSACTIONS
Purchases and sales of long-term investment securities (excluding short-term investments) for the Fund are presented below for the period ended June 30, 2025.

	Purchases	Sales
Aegis Value Fund	$100,626,221	$22,182,481

10

Aegis Value Fund
Notes to Financial Statements
June 30, 2025 (Unaudited)(Continued)
5. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS
As of June 30, 2025, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of Investments	$253,149,872
Unrealized appreciation of Investments	120,662,174
Unrealized depreciation of Investments	(43,110,492)
Net unrealized depreciation	77,551,682
Undistributed ordinary income	787,738
Undistributed long term gain	1,107,975
Distributable earnings (deficit)	1,895,713
Total accumulated loss	$79,447,395

There are no differences between book and tax basis investments.
As of December 31, 2024, the Fund has no capital loss carryforwards. The Fund did not utilize short term capital loss carryovers, and long-term capital loss carryovers during the year ended December 31, 2024.
As of December 31, 2024, the Fund did not defer on a tax basis, any qualified late year losses.
On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2024. The reclassifications were primarily a result of tax equalization.

Total Distributable Earnings	$(5,277,146)
Paid In Capital	$5,277,146

The tax components of dividends paid during the year ended December 31, 2024, and the year ended December 31, 2023, were as follows:

Year Ended December 31, 2024			Year Ended December 31, 2023
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$7,473,057	$17,913,511	$25,386,568	$2,335,355	$5,713,232	$8,048,587

GAAP requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an interest expense in the Statement of Operations.
GAAP requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. Open tax years include the tax years ended December 31, 2021, through December 31, 2024. As of and during the year ended December 31, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. Federal income and excise tax returns, as required. The Fund’s Federal income tax returns are subject to examination by the IRS for a period of three fiscal years after they are filed. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

11

Aegis Value Fund
Notes to Financial Statements
June 30, 2025 (Unaudited)(Continued)
6. INVESTMENTS IN AFFILIATED COMPANIES(1)
Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate value of all securities of affiliated companies held in the Aegis Value Fund as of June 30, 2025, amounted to $125,908,572 representing 22.80% of net assets. A summary of affiliated transactions for the period ended June 30, 2025, is as follows:

	Share Balance December 31, 2024	Additions	Deductions	Share Balance June 30, 2025
Amerigo Resources Ltd	18,172,738	—	—	18,172,738
Bassett Furniture Industries Inc	456,855	—	—	456,855
Cabral Gold, Inc.(2)	12,911,156	—	—	12,911,156
Capital Ltd	12,499,977	3,915,549	—	16,415,526
Conifex Timber Inc	2,346,913	—	—	2,346,913
Geodrill Ltd	3,956,698	—	—	3,956,698
Kenmare Resources PLC(3)	3,957,622	806,990	—	4,764,612
Koil Energy Solutions Inc	766,584	—	—	766,584
Minera Alamos Inc	37,611,661	—	—	37,611,661
Natural Gas Services Group Inc	660,289	—	—	660,289
Newcore Gold Ltd	16,000,002	—	—	16,000,002

	Value December 31, 2024	Acquisitions	Dispositions	Corporate Actions
Amerigo Resources Ltd	$19,722,057	$—	$ —	$ —
Bassett Furniture Industries Inc	6,318,305	—	—	—
Cabral Gold, Inc.(2)	1,841,307	—	—	—
Capital Ltd	12,675,398	3,714,945	—	—
Conifex Timber Inc	481,644	—	—	—
Geodrill Ltd	8,450,425	—	—	—
Kenmare Resources PLC(3)	15,676,313	3,057,914	—	—
Koil Energy Solutions Inc	1,770,809	—	—	—
Minera Alamos Inc	6,541,386	—	—	—
Natural Gas Services Group Inc	17,695,745	—	—	—
Newcore Gold Ltd	3,450,555	—	—	—
Total	$94,623,944	$6,772,859	$—	$—

12

Aegis Value Fund
Notes to Financial Statements
June 30, 2025 (Unaudited)(Continued)

	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value June 30, 2025	Dividend Income
Amerigo Resources Ltd	$ —	$9,236,887	$28,958,944	$658,714
Bassett Furniture Industries Inc	—	625,891	6,944,196	182,742
Cabral Gold, Inc.(2)	—	1,619,366	3,460,673	—
Capital Ltd	—	2,807,521	19,197,864	205,288
Conifex Timber Inc	—	95,713	577,357	—
Geodrill Ltd	—	1,777,280	10,227,705	—
Kenmare Resources PLC(3)	—	2,674,068	21,408,295	790,015
Koil Energy Solutions Inc	—	(513,611)	1,257,198	—
Minera Alamos Inc	—	3,125,646	9,667,032	—
Natural Gas Services Group Inc	—	(653,686)	17,042,059	—
Newcore Gold Ltd	—	3,716,694	7,167,249	—
Total	$—	$24,511,769	$125,908,572	$1,836,759

(1)
As a result of the Aegis Value Fund’s beneficial ownership of common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the “affiliated persons” are affiliates of the Distributor, Advisor, Funds or any other client of the Advisor.

(2)	This security was not affiliated as of June 30, 2025.
(3)	This security was not affiliated as of December 31, 2024.
7. CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund pursuant to Section 2(a)9 of the 1940 Act. As of June 30, 2025, Pershing LLC. held approximately 23.51% of the Aegis Value Fund for the benefit of its customers.
8. SUBSEQUENT EVENTS
In connection with the preparation of the financial statements of the Fund as of and for the period ended June 30, 2025, events and transactions subsequent to June 30, 2025, have been evaluated by management for possible adjustment and/or disclosure. Management has determined that there were no material events that would require disclosure in the Fund’s financial statements.

13

Aegis Value Fund
OTHER INFORMATION (Unaudited)
PROXY VOTING
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available by request, without charge, by calling the Fund’s toll-free telephone number, 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month year ended December 31 is available upon request, without charge, by calling 800-528-3780. The Fund’s proxy voting policies and procedures and voting record are also available on the U.S. Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.
CODE OF ETHICS
The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available, without charge, by calling the Fund’s toll-free phone number, 800-528-3780.
FUND HOLDINGS
The complete schedules of the Fund’s holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of the Fund’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT Part F within 60 days after the end of the period. Copies of the Fund’s Form N-PORT Part F are available without charge, upon request, by contacting the Fund at 800-528-3780 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-PORT Part F at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.
TAX DESIGNATION
For the year ended December 31, 2024, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Aegis Value Fund	95.72%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2024, was as follows:

Aegis Value Fund	12.34%

The percentage of income that is designated as qualified interest income which may be exempt from U.S tax withholding when paid to non-U.S. Shareholders was as follows:

Aegis Value Fund	4.44%

Basis for the Board’s Approval of Advisory Agreement
At a meeting held on February 19, 2025, the Board considered and approved the advisory agreement (the “Agreement”) between the Aegis Value Fund (“Fund”) and Aegis Financial Corporation (“AFC”). The Board based its approval of the Agreement on its review of information provided by AFC. Such information included information provided by AFC in response to a request for information made pursuant to Section 15(c) of the 1940 Act (the “Section 15(c) Information”). In its deliberations on the Agreement, the Board considered the Section 15(c) Information provided to it by AFC and contained in the Board materials. The Board did not identify any particular aspect of the Section 15(c) information that was all important or controlling and evaluated all information available to it. The Board concluded that the terms of the Agreement are appropriate, that the fees to be paid by the Fund are reasonable in light of the services to be provided to the Fund and that the Agreement should be renewed. In approving the renewal of the Agreement, the Board, including the Independent Trustees, considered and reached the following conclusions with respect to the following factors.

14

Aegis Value Fund
OTHER INFORMATION (Unaudited)(Continued)
A.	Nature, Extent and Quality of Services Provided by AFC
The Trustees reviewed and considered the scope of services provided by AFC to the Fund as well as the nature and quality of these services. The Trustees evaluated information concerning AFC’s discretionary investment advisory services and AFC’s compliance policies and procedures. They considered information regarding AFC’s resources and compensation arrangements, including its in-house research and portfolio management support capabilities and recent changes to personnel. On the basis of these and other factors, the Trustees determined that the scope, nature and quality of the services provided by AFC to the Fund are consistent with its duties under the Agreement and appropriate and consistent with the investment program of the Fund and concluded that the nature and quality of services provided by AFC to the Fund are appropriate.
B.	The Investment Performance of the Fund
The Trustees reviewed information prepared by AFC and Fund Services comparing the Fund’s performance with the performance of its benchmark and the performance of comparable funds. The Trustees considered that some of the information provided to them was derived from information made available by Morningstar (an independent research service) and some of the information was derived from information provided by the Fund’s Administrator (i.e., information regarding the performance of the Fund for the 1-year, 3-year, 5-year, 10-year and since inception periods ended December 31, 2024). The Trustees noted that during the one-year period ending December 31, 2024, the Fund’s Class I shares returned 9.43%. Its broad-based benchmark index, the S&P 500 Index, returned 25.02% and its secondary benchmark, the S&P SmallCap 600 Pure Value index, returned 5.55% during the same period. For the three-year period ended December 31, 2024, the Fund’s Class I shares had an average annual total return of 11.01%. The average three-year annual total returns for the S&P 500 Index was 8.94% and the S&P SmallCap 600 Pure Value Index was 6.80%. For the five-year period, the Fund’s Class I shares had an average annual total return of 17.46%, versus the average annual total returns for the S&P 500 Index was 14.53% and the S&P SmallCap 600 Pure Value Index was 11.34%. For the ten-year period, the Fund’s Class I shares had an average annual total return of 13.51%, versus the average annual total returns for the S&P 500 Index was 13.10% and the S&P SmallCap 600 Pure Value Index was 7.32%. Since inception on May 15, 1998, through December 31, 2024, the Fund’s Class I shares had returned an average annual total return of 10.99% versus 8.44% for the S&P 500 Index and 8.64% for the S&P SmallCap 600 Pure Value Index.
C.	AFC Profitability and Other Benefits
The Trustees reviewed AFC’s draft fiscal year 2024 income statement and balance sheet. They considered information provided by AFC with respect to (i) the profitability to the Adviser of managing the Fund, (ii) to the extent applicable, the level of the Fund’s net assets and expenses reimbursed by the Adviser under the Fund’s Expense Limitation Agreement, and (iii) other benefits accruing to AFC as a result of its relationship with the Fund, including the fact that the Fund’s public performance record may at times attract inquiries regarding AFC’s advisory services and may result in the acquisition of new advisory clients for AFC.
The Trustees determined that the Adviser’s profitability and other benefits, including soft dollars, to the Adviser from providing advisory services to the Fund are reasonable and would not preclude them from approving the renewal of the Agreement.
D.	Economies of Scale
The Trustees reviewed information regarding economies of scale and other efficiencies resulting from increases, if any, in the Fund’s asset levels and whether the existing advisory fee arrangement might require adjustment or breakpoints.
The Trustees determined that the Fund would have to show substantial growth in assets before any material economies of scale would be achieved and that, under the current circumstances, changes to the advisory fee arrangement were not warranted at the time of the Meeting.
E.	Comparisons of the Services Rendered and Fee Amounts
The Trustees reviewed the advisory fee paid to AFC and the Fund’s overall gross expense ratio and net expense ratio and considered whether the advisory fee was reasonable in light of the services likely provided and the fees charged by other advisers to the small cap value funds currently tracked by Morningstar (“Peer Group Funds”). In

15

Aegis Value Fund
OTHER INFORMATION (Unaudited)(Continued)
evaluating the Fund’s advisory fee, the Trustees took into account the demands, complexity and quality of the investment management of the Fund. They noted that it is not anticipated that the research process, portfolio composition methodology or general investment strategy will materially change.
The Trustees considered that the Fund paid AFC an advisory fee of 1.20% of average daily net assets for the year ended December 31, 2024, and that other expenses for Class I shares were 0.25%, for a total net expense ratio of 1.45% for Class I shares, below the expense cap of 1.50%. They considered information reflecting that the Class I shares’ net expense ratio for the year ended December 31, 2024, was 1.45%, and for the year ended December 31, 2023, it was 1.46% of average daily net assets. During 2024, AFC did not recoup or waive expenses from the Fund’s Class I shares. They noted that AFC previously recouped the remaining $93,100 in 2023. They also noted the Adviser’s commitment to continue the expense limitation for an additional term.
The Trustees considered information showing that the median net expense ratio of the Peer Group Funds is 0.95%. They reviewed information showing that the median management fee percentage of the Peer Group Funds is 0.80%, with an average size of the funds being approximately $344 million. They also considered information concerning the fees charged by the Adviser to its managed accounts and the strategies employed for those accounts. Additionally, the Trustees considered the differences between the services provided by the Adviser to those accounts and to the Fund.
The Trustees concluded that the Fund’s advisory fee was reasonable in light of the services provided by AFC and concluded that the Fund’s overall expense ratio was reasonable.

16

(b)	Financial Highlights are included within the financial statements filed under Item 7 of this Form.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

There were no changes in or disagreements with accountants during the period covered by this report.

Item 9. Proxy Disclosure for Open-End Investment Companies.

See Item 7(a).

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

See Item 7(a).

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See Item 7(a).

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed March 4, 2016.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable for open-end funds.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(5)	Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Aegis Funds

By (Signature and Title)*	/s/ Scott L. Barbee
Scott L. Barbee, Principal Executive Officer

Date	4/28/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Scott L. Barbee
Scott L. Barbee, Principal Executive Officer

Date	4/28/2026

By (Signature and Title)*	/s/ Justin P. Harrison
Justin P. Harrison, Principal Financial Officer

Date	4/28/2026

* Print the name and title of each signing officer under his or her signature.